Noncurrent Other Liabilities	12 Months Ended
Dec. 31, 2012
Other Liabilities, Noncurrent [Abstract]
Noncurrent Other Liabilities
Noncurrent Other Liabilities

	As of December 31,
	2012	2011
	(In $ millions)
Environmental (Note 15)	78	71
Insurance	58	64
Deferred revenue	36	40
Deferred proceeds(1)	909	892
Asset retirement obligations	26	42
Derivatives (Note 21)	8	13
Income taxes payable	2	2
Other	35	29
Total	1,152	1,153
______________________________

(1)
Primarily relates to proceeds received from the Frankfurt, Germany Airport as part of a settlement for the Company to cease operations and sell its Kelsterbach, Germany manufacturing site, included in the Advanced Engineered Materials segment (Note 27). Such proceeds will be deferred until the transfer of title to the Frankfurt, Germany Airport.

Changes in asset retirement obligations are as follows:

	Year Ended December 31,
	2012	2011	2010
	(In $ millions)
Balance at beginning of year	64	77	67
Additions(1)	3	—	—
Accretion	3	3	3
Payments	(12)	(10)	(15)
Revisions to cash flow estimates(2)	5	(5)	23
Exchange rate changes	1	(1)	(1)
Balance at end of year	64	64	77
______________________________

(1)	Primarily relates to sites which management no longer considers to have an indeterminate life.

(2)	Primarily relates to revisions to the estimated cost of future plant closures.
Included in the asset retirement obligations for the years ended December 31, 2012 and 2011 is $10 million and $10 million, respectively, related to indemnifications received for a business acquired in 2005. The Company has a corresponding receivable of $6 million in Non-trade receivables, net and $4 million included in noncurrent Other assets in the consolidated balance sheet as of December 31, 2012.
Periodically, the Company will conclude a site no longer has an indeterminate life based on long-lived asset impairment triggering events and decisions made by the Company. Accordingly, the Company will record asset retirement obligations associated with such sites. To measure the fair value of the asset retirement obligations, the Company will use the expected present value technique which is classified as a Level 3 measurement under FASB ASC Topic 820. The expected present value technique uses a set of cash flows that represent the probability-weighted average of all possible cash flows based on the Company's judgment. The Company uses the following inputs to determine the fair value of the asset retirement obligations based on the Company's experience with fulfilling obligations of this type and the Company's knowledge of market conditions: a) labor costs; b) allocation of overhead costs; c) profit on labor and overhead costs; d) effect of inflation on estimated costs and profits; e) risk premium for bearing the uncertainty inherent in cash flows, other than inflation; f) time value of money represented by the risk-free interest rate commensurate with the timing of the associated cash flows; and g) nonperformance risk relating to the liability which includes the Company's own credit risk.
The Company has identified but not recognized asset retirement obligations related to certain of its existing operating facilities. Examples of these types of obligations include demolition, decommissioning, disposal and restoration activities. Legal obligations exist in connection with the retirement of these assets upon closure of the facilities or abandonment of the existing operations. However, the Company currently plans on continuing operations at these facilities indefinitely and therefore a reasonable estimate of fair value cannot be determined at this time. In the event the Company considers plans to abandon or cease operations at these sites, an asset retirement obligation will be reassessed at that time. If certain operating facilities were to close, the related asset retirement obligations could significantly affect the Company's results of operations and cash flows.